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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 1995


                        AMERICAN MAIZE-PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)



           Maine                    1-6244               13-0432720
           (State or other          (Commission          (IRS Employer
           jurisdiction of          File No.)            Identification No.)
           incorporation)



            250 Harbor Drive, Stamford, Connecticut        06902
            (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code:  (203) 356-9000



                                      None
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

        On March 29, 1995, American Maize-Products Company (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

                (c)  Exhibits.


                     99.1  Press release of the Company, dated March 29, 1995.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AMERICAN MAIZE-PRODUCTS COMPANY



                                                 By /s/ Edward P. Norris
                                                 Name:  Edward P. Norris
                                                 Title:  Vice President and
                                                         Chief Financial Officer


Date:  March 29, 1995
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                                 EXHIBIT INDEX


Number                             Subject Matter
   99.1             Press release of the Company, dated March 29, 1995.